Asset-backed securitization debt	12 Months Ended
Dec. 31, 2017
Asset-backed securitization debt [Abstract]
Asset Backed Debt Securities
16.	Asset-backed securitization debt

As of December 31, 2016 and 2017, the asset-backed debt securities were RMB4.43 billion and RMB8.78 billion, respectively. The weighted average interest rate for the outstanding asset-backed securitization debt as of December 31, 2016 and 2017 were approximately 4.7% and 5.7%. The amount of interest charges recognized for the year ended December 31, 2016 and December 31, 2017 were RMB81.0 million and RMB453.0 million.

As of December 31, 2017, the asset-backed securitization debt will be due according to the following schedule:

	Within 1 year	Between 1 to 2 years	Between 2 to 3 years	Between 3 to 4 years	Between 4 to 5 years
	RMB	RMB	RMB	RMB	RMB

Principal amounts	6,165,429	2,320,331	291,490	-	-